SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 19, 2007

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 19 and 20, 2007, R. Brooks Sherman, Jr., Executive Vice President and Chief Financial Officer of Inergy, L.P. (“Inergy”) and Michael J. Campbell, Vice President and Treasurer of Inergy will present the information furnished in Exhibit 99.1 to this report at the UBS MLP Conference in Las Vegas, Nevada. Exhibit 99.1 is incorporated in this Item 7.01 by reference. The presentation materials will also be posted on our website, www.inergypropane.com after the event.

In accordance with General Instruction B.2. of form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such a filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	UBS MLP Conference Presentation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, Its Managing General Partner

Date: September 19, 2007	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Senior Vice President - General Counsel and Secretary

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